                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.___)


Filed by the Registrant  [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement              [_] CONFIDENTIAL, FOR USE OF THE
                                                 COMMISSION ONLY (AS PERMITTED
                                                 BY RULE 14a-6(e)(2))

[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         THE FIRST AUSTRALIA FUND INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

    (3) Filing Party:

        ------------------------------------------------------------------------

    (4) Date Filed:

        ------------------------------------------------------------------------

Notes:

[LOGO OF FIRST
AUSTRALIA FUND
INC.]
                                      Gateway Center 3
                                      100 Mulberry Street
                                      Newark, New Jersey 07102
                                      (800) 451-6788


                                      December 23, 1999

Dear Shareholder:

   The Annual Meeting of Shareholders is to be held at 1:00 p.m. (Eastern time), on Wednesday, March 22, 2000 at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope postage prepaid in which to return your proxy card are enclosed.

   At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class III Directors for a three-year term, elect a Class I Director for a term expiring in 2001 and consider the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

   Your Directors recommend that you vote in favor of each of the foregoing matters.

/s/ Laurence S. Freedman              /s/ Brian M. Sherman
-------------------------             ------------------------
Laurence S. Freedman                  Brian M. Sherman
Chairman                              President

YOU ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                        THE FIRST AUSTRALIA FUND, INC.

                               Gateway Center 3
                              100 Mulberry Street
                           Newark, New Jersey 07102

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                March 22, 2000

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Australia Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Wednesday, March 22, 2000, at 1:00 p.m. (Eastern time), for the following purposes:

  (1)(A) To elect five Directors to serve as Class III Directors for a three-year term;

  (1)(B) To elect one Director to serve as a Class I Director for a term to expire in 2001;

  (2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending October 31, 2000; and

  (3) To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.

   The Board of Directors has fixed the close of business on December 29, 1999 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment or postponement thereof.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal and will vote against any such adjournment those proxies to be voted against that proposal.

                                      By Order of the Board of Directors,
                                      Roy M. Randall, Secretary

Newark, New Jersey
December 23, 1999

   IMPORTANT: You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                PROXY STATEMENT

                        THE FIRST AUSTRALIA FUND, INC.

                               Gateway Center 3
                              100 Mulberry Street
                           Newark, New Jersey 07102

                              -------------------

                        Annual Meeting of Shareholders
                                March 22, 2000

                              -------------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Australia Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Wednesday, March 22 , 2000, at 1:00 p.m. (Eastern time). The approximate mailing date for this Proxy Statement is December 30, 1999 or as soon as practicable thereafter.

   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies received will be voted FOR Proposals 1(A), 1(B), 2 and 3. Any proxy may be revoked at any time prior to its exercise by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102).

   The Board of Directors has fixed the close of business on December 29, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. The Fund has 17,189,998 shares of common stock outstanding, par value $0.01 per share, and shareholders on the record date will be entitled to one vote for each share held.

   The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

   The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 1999, and any more recent reports, to any Fund shareholder upon request. To request a copy, please call or write to the Fund's Administrator, Prudential Investments Fund Management LLC, Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102, Telephone: 1 800-451-6788.

                       PROPOSAL 1: ELECTION OF DIRECTORS

   The Fund's By-laws provide that the Board of Directors will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire.

PROPOSAL 1(A): ELECTION OF CLASS III DIRECTORS

   David Lindsay Elsum, Laurence S. Freedman, Michael R. Horsburgh and William
J. Potter, Directors who were elected to serve until the Meeting, and Peter J. O'Connell, who was appointed to the Board in December 1999, have been nominated by the Board of Directors of the Fund, including the Directors who are not interested persons of the Fund, to serve as Class III Directors for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2003 and until their successors are duly elected and qualified. Mr. O'Connell was appointed to the Board by the Board of Directors, including the Directors who are not interested persons of the Fund, to replace Sir Roden Cutler, a Class III Director who resigned from the Board in December 1999. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

   It is the intention of the persons named on the enclosed proxy card to vote for the election of the persons listed below under Class III for a three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

   The following table sets forth certain information concerning each of the Fund's nominees for election as a Director and each Director of the Fund. Each of the Fund's nominees is currently a Director of the Fund.

                                                                                                  Shares
                                         Business Experience,                                  Beneficially
                                            Present Office                                      Owned and
     Name and Address                  with the Fund, Principal                                 % of Total
   of Each Director or                 Occupation or Employment                     Director   Outstanding
         Nominee                           and Directorships                    Age  Since   on 10/31/99 (1)
 ------------------------      ------------------------------------------       --- -------- ---------------

                            Class III (Current Directors and Nominees for a Term
                             Expiring at the Annual Meeting to be held in 2003)

 David Lindsay Elsum, A.M.+    Mr. Elsum has over 20 years' experience in        62   1985           2,000
 9 May Grove                    investment and insurance markets. He is
 South Yarra, Victoria          a member of the Australian Securities
 3141                           and Investment Commission Takeover
 Australia                      Panel and a member of the Australian
                                Government Administrative Appeals
                                Tribunal. Previously he was founding
                                Managing Director of Capel Court
                                Investment Bank and subsequently Chief
                                Executive of major public companies
                                including The MLC Limited (insurance)
                                and President of the State of Victoria
                                Superannuation Fund (pension fund
                                management).

                               Director, The First Australia Prime
                                Income Fund, Inc. (since 1986), The First
                                Commonwealth Fund, Inc. (since 1992) and
                                First Australia Prime Income Investment
                                Company Limited (since 1986); Director,
                                MaxiLink Limited (investment company);
                                Chairman, Audit Victoria; Chairman,
                                Melbourne Wholesale Fish Market Ltd.;
                                Chairman, Queen Victoria Market;
                                Chairman, Stodart Investment Pty. Ltd.;
                                Director, EquitiLink eLink Limited
                                (investment company); Director, Financial
                                Planning Association Limited.

 Laurence S. Freedman*         Mr. Freedman has over 35 years of experience      56   1985       2,383,612
 Level 3                        in funds management, with a focus on global
 190 George Street              investment analysis. Prior to founding
 Sydney, N.S.W. 2000            EquitiLink in 1981, he was Director of
 Australia                      Investments at BT Australia Limited. Mr.
                                Freedman's areas of fund management
                                specialization include investment in

                                                                                         Shares
                            Business Experience,                                      Beneficially
                               Present Office                                           Owned and
     Name and Address     with the Fund, Principal                                     % of Total
   of Each Director or    Occupation or Employment                          Director   Outstanding
         Nominee              and Directorships                         Age  Since   on 10/31/99 (1)
 ------------------------ ------------------------                      --- -------- ---------------
                           resource and development companies,
                           international economies and the geo-
                           political impact on investment
                           markets.

                          Chairman of the Fund (since 1995) and
                           Vice President of the Fund (since 1985);
                           Vice President and Director (since 1986) and Chairman (since 1995), The First
                           Australia Prime Income Fund, Inc.;
                           President and Director (since 1992),
                           The First Commonwealth Fund, Inc.; Joint
                           Managing Director, First Australia Prime
                           Income Investment Company Limited (since
                           1986); Founder and Joint Managing
                           Director, EquitiLink Australia Limited
                           (since 1981); Director, EquitiLink Limited
                           (holding company) (since 1986); Director,
                           EquitiLink Holdings Limited (holding
                           company) (since 1998); Director, EquitiLink
                           International Management Limited (since
                           1985); Chairman and Joint Managing
                           Director, MaxiLink Limited (investment
                           company) (since 1987); Chairman and Joint
                           Managing Director, EquitiLink eLink
                           Limited (investment company) (since 1994);
                           Managing Director, Link Enterprises
                           (International) Pty. Limited (investment management company) (since 1980); Director,
                           Ten Group Pty. Limited (since 1994);
                           Director, Ten Network Holdings Limited
                           (commercial television operator)
                           (since 1998).

 Michael R. Horsburgh     Mr. Horsburgh has over 30 years' experience    54  1985        2,000
 Suite 2213, Kyobo         in investment banking and management. He
 Building                  is currently a consultant for Durham Asset
 1, 1-ka, Chongro,         Management--Malaysia, a financial industry
 Chongro-ku                consulting firm. In that position, he
 Seoul 110-714             provides consulting services to ABN AMRO
 South Korea               Asia Ltd., a Hong Kong registered securities
                           company.

                          Director, The First Australia Prime Income
                           Fund, Inc. (since 1986); Director, The
                           First Commonwealth Fund, Inc. (since
                           1994); Executive Vice President, Hannuri
                           Securities & Investment (October 1997-
                           September 1999); Director, The First
                           Hungary Fund (Jersey investment
                           company); Director, Luxonen (Luxemborg
                           investment company); Director and Managing
                           Director, Carlson Investment Management,
                           Inc. (1991-October 1997); Director and
                           Chief Executive Officer, Horsburgh
                           Carlson Investment Management, Inc. (1991-
                           1996).

                                                                                               Shares
                            Business Experience,                                            Beneficially
                               Present Office                                                 Owned and
     Name and Address     with the Fund, Principal                                           % of Total
   of Each Director or    Occupation or Employment                                 Director   Outstanding
         Nominee              and Directorships                                Age  Since   on 10/31/99 (1)
 ------------------------ --------------------------------------------         --- -------- ---------------

 Peter J. O'Connell       Mr. O'Connell has acted as an international           46   1999            0
 G.P.O. Box 10             mergers and acquisitions lawyer
 Sydney, NSW 2001          practicing principally in the Asian
 Australia                 region and in recent years has been
                           actively involved in developing key
                           businesses in telecommunications, IT and
                           on-line businesses. He is currently the
                           Chief Executive Officer of Ten Ventures Pty.
                           Ltd., a wholly-owned subsidiary of Network
                           Ten which has been charged with
                           commercializing digital broadcasting for the
                           network, acts as a venture capitalist
                           investing in technology and holds Network
                           Ten's 50% interest in the on-line joint venture
                           with Village Roadshow. Mr. O'Connell is a
                           barrister and solicitor and has practiced for
                           15 years in Australia.

                          Director, The First Australia Prime Income Fund,
                           Inc. (since December 1999); Chief Executive
                           Officer, Ten Ventures Pty. Ltd. (since October
                           1999); Director of Operations, Consolidated Press
                           Holdings Limited (1997-1999); Chief Executive
                           Officer, Hargrave Consultants Pty. Ltd.
                           (1994-1997).

 William J. Potter+       Mr. Potter has extensive experience in                51   1985        1,000
 236 West 27th Street      investment banking and fund management,
 New York, NY 10001        including senior positions with Toronto
                           Dominion Bank, Barclays Bank PLC and
                           Prudential Securities, Inc. and board of
                           director positions with investment funds
                           involving over $20 billion in assets
                           beginning in 1983. Mr. Potter has been
                           involved in the Australian capital
                           markets since 1974 including management
                           and board of director positions with a noted
                           Australian brokerage house. Mr. Potter is
                           President of a U.S. investment bank and has
                           securities licenses in the U.S. and Canada.
                           Mr. Potter also has extensive securities
                           underwriting experience in various capital
                           markets with an emphasis on natural
                           resources.

                          Director, The First Australia Prime Income
                           Fund, Inc. (since 1986), First Australia
                           Prime Income Investment Company Limited
                           (since 1986) and The First Commonwealth
                           Fund, Inc. (since 1992); President, Ridgewood
                           Group International Ltd. (international
                           consulting/investment banking) (since 1989);
                           President, Ridgewood Capital Funding, Inc.
                           (NASD) (private placement securities)
                           (since 1989); Director, Impulsora del Fondo
                           Mexico; Director, International Panorama
                           Inc.; Director, National Foreign Trade
                           Counsel; Director, Longevity International
                           Ltd.; Director, Alexandria Bancorp
                           (banking group in Cayman Islands);
                           Partner, Sphere Capital Partners (corporate consulting) (1989-1997).

                                                                                         Shares
                                      Business Experience,                            Beneficially
                                         Present Office                                 Owned and
     Name and Address               with the Fund, Principal                            % of Total
   of Each Director or              Occupation or Employment                Director   Outstanding
         Nominee                        and Directorships               Age  Since   on 10/31/99 (1)
 ------------------------ --------------------------------------------- --- -------- ---------------

                 Class I (Term Expiring at the Annual Meeting to be held in 2001)

 Anthony E. Aaronson++    Mr. Aaronson has extensive experience in       62   1985        1,500
 116 South Anita Avenue    the management of private investments.
 Los Angeles, CA 90049     He is Chairman of the Audit Committee of
                           the Fund.

                          Director, The First Australia Prime Income
                           Fund, Inc. (since 1986); Anthony Aaronson
                           (textile agent) (since 1993); Vice President,
                           Textile Association of Los Angeles (1996-
                           1998).

 Neville J. Miles+        Mr. Miles has over 20 years of international   53   1996        2,000
 23 Regent Street          investment banking experience. He was
 Paddington, N.S.W. 2021   formerly head of Corporate Treasury at
 Australia                 Westpac Banking Corporation and Chairman
                           of Ord Minnett Limited (stockbrokers).
                           Mr. Miles has extensive experience in the
                           areas of corporate acquisitions and equity
                           offerings.

                          Director, The First Australia Prime Income
                           Fund, Inc. (since 1996); Director, The
                           First Commonwealth Fund, Inc. (since
                           December 1999); Chairman and Director,
                           MTM Funds Management Limited (since 1997);
                           Director, MaxiLink Limited (investment
                           company); Director, EquitiLink eLink
                           Limited (investment company); Executive
                           Director, EL&C Ballieu Limited (stockbroker)
                           (1994-1997); Executive Director, Ord Minnett
                           Securities Limited (stockbroker) (1988-
                           1994).

 John T. Sheehy++         Mr. Sheehy has over 30 years' experience       57   1985        5,000
 235 Montgomery Street     in investment banking, including with J.P.
 Suite 300                 Morgan & Company and Bear, Stearns & Co.
 San Francisco, CA 94104   Inc. His specialty areas include
                           securities valuation, public offerings and
                           private placements of debt and equity
                           securities, mergers and acquisitions and
                           management buyout transactions.

                          Director, The First Australia Prime Income
                           Fund, Inc. (since 1986), The First
                           Commonwealth Fund, Inc. (since 1992) and
                           First Australia Prime Income Investment
                           Company Limited (since 1986); Managing
                           Director, The Value Group LLC (investment banking) (since 1997); Director, Video City,
                           Inc. (video retail merchandising) (since 1997);
                           Managing Director, Black & Company (investment banking) (1996-1997); Managing Director,
                           Sphere Capital Partners (investment banking)
                           (1987-1996); Director, Sandy Corporation
                           (corporate consulting, communication and training) (1986-January 1996).

                                                                                               Shares
                                        Business Experience,                                Beneficially
                                           Present Office                                    Owned and
     Name and Address                 with the Fund, Principal                               % of Total
   of Each Director or                Occupation or Employment                   Director    Outstanding
         Nominee                          and Directorships                 Age   Since    on 10/31/99 (1)
 ------------------------  -----------------------------------------------  ---  --------  ---------------

                   Class II (Term Expiring at the Annual Meeting to be held in 2002)

 Rt. Hon. Malcolm Fraser, Former Prime Minister of Australia. Mr. Fraser     69    1985         2,000
 A.C., C.H.+               has over 20 years of experience in
 44/55 Collins Street      economics, global financial markets and
 Melbourne, Victoria 3000  management of private investments. He has
 Australia                 been a member of the Advisory Board of the
                           Investment Company of America, a company in
                           the Capital Group of funds, a consultant to
                           the Prudential Insurance Company of
                           America, a member of the Consultative Board
                           of Directors for ANZ Bank and a consultant
                           to Nomura Securities. Mr. Fraser is a
                           specialist in world economic relationships,
                           geo-political affairs and government and
                           private sector interrelationships and
                           is an international consultant on
                           political, economic and strategic affairs.

                          Director, The First Australia Prime Income
                           Fund, Inc. (since 1986), The First
                           Commonwealth Fund, Inc. (since 1992) and
                           First Australia Prime Income Investment Company
                           Limited (since 1986); Partner, Nareen
                           Pastoral Company (agriculture) (until 1998);
                           President, CARE International (1990-1995).

 Harry A. Jacobs, Jr.*    Former Chairman of the Board of Prudential         78   1985         3,979
 One New York Plaza        Securities. Mr. Jacobs has over 40 years of
 New York, NY 10292        experience in fund management, investment
                           markets and closed-end funds, with extensive
                           knowledge of international equity, fixed income
                           and commodity markets.

                          Director, The First Australia Prime Income
                           Fund, Inc. (since 1986); Senior Director,
                           Prudential Securities Incorporated (since
                           1986); Trustee, The Trudeau Institute
                           (eleemosynary); Director of eleven
                           investment companies affiliated with
                           Prudential Securities Incorporated (until
                           November 1998).

 Howard A. Knight         Mr. Knight has over 30 years of experience in      57   1993        2,500
 36 Ives Street            financial markets and has been actively
 London SW3 2ND            involved in the Australian financial
 United Kingdom            markets for more than 25 years. From 1991 to
                           1994, he served as President of Investment
                           Banking, Equity Transactions and Corporate
                           Strategy at Prudential Securities. Since
                           1996, Mr. Knight has served as Vice

                                                                                                         Shares
                                          Business Experience,                                        Beneficially
                                             Present Office                                            Owned and
     Name and Address                   with the Fund, Principal                                       % of Total
   of Each Director or                  Occupation or Employment                            Director    Outstanding
         Nominee                            and Directorships                          Age   Since    on 10/31/99 (1)
 ------------------------   -----------------------------------------------            ---  --------  ---------------
                             Chairman, Director and Chief Operating Officer
                             of SBS Broadcasting SA (television and radio
                             broadcasting), where he has been actively
                             involved in investment management and capital
                             markets.

                            Director, The First Australia Prime Income
                             Fund, Inc. (since 1993).

 Richard H. McCoy++*        Mr. McCoy has over 30 years of experience in                57    1993           1,000
 P.O. Box 1                  the securities industry and investment
 Toronto Dominion Centre     markets. Since May 1997, he has been Vice
 Toronto, Ontario            Chairman of TD Securities, Inc. Before that,
 M5K 1A2 Canada              he was Deputy Chairman of CIBC Wood Gundy
                             Securities Inc. and was primarily involved in
                             the firm's investment banking bactivities. Mr.
                             McCoy has extensive experience in managing
                             a wide range of debt and equity financings.

                            Director, The First Australia Prime Income
                             Investment Company Limited (since 1993);
                             Director, ID Biomedical Corporation
                             (biotechnology).

 Brian M. Sherman*          Mr. Sherman is President of The First Australia             56    1985       2,383,612
 Level 3                     Fund and Chairman of EquitiLink Australia
 190 George Street           Limited, the Fund's Investment Adviser. He
 Sydney, N.S.W. 2000         has 35 years experience in international funds
 Australia                   management, stockbroking and in particular 23
                             years in the funds management industry in
                             Australia, managing money in equities and
                             bonds.

                            President of the Fund (since 1985); Vice President
                             and Director (since 1992) and Chairman (since 1995),
                             The First Commonwealth Fund, Inc.; President and
                             Director, The First Australia Prime Income Fund, Inc.
                             (since 1986); Joint Managing Director (since 1986)
                             and Chairman (since 1995), First Australia Prime
                             Income Investment Company Limited; Chairman,
                             EquitiLink Limited (holding company) (since 1986);
                             Chairman and Joint Managing Director, EquitiLink
                             Australia Limited (since 1981); Chairman and Director,
                             EquitiLink Holdings Limited (holding company) (since
                             1998); Director, EquitiLink International Management
                             Limited (since 1985); Joint Managing Director,
                             MaxiLink Limited (investment company) (since 1987);
                             Joint Managing Director, EquitiLink eLink Limited
                             (investment company) (since 1994); Director, Ten
                             Group Pty. Limited (since 1994); Director, Ten
                             Network Holdings

                                      Business Experience,
                                        Present Office                                 Shares
                                        with the Fund,                              Beneficially
                                           Principal                                 Owned and
     Name and Address                    Occupation or                               % of Total
   of Each Director or                    Employment                     Director   Outstanding
         Nominee                       and Directorships             Age  Since   on 10/31/99 (1)
 ------------------------ ------------------------------------------ --- -------- ---------------
                           Limited (commercial television operator)
                           (since 1998); Director, Sydney Organizing
                           Committee for the Olympic Games.

-------------------
* Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Mr. Jacobs is deemed to be an interested person because of his affiliation with Prudential Securities Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act"). Mr. McCoy is deemed to be an interested person because of his affiliation with TD Securities, Inc., which has an affiliate that is a broker-dealer registered under the 1934 Act. Messrs. Freedman and Sherman are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both.

+ Messrs. Elsum, Fraser, Miles and Potter are members of the Contract Review Committee.

++  Messrs. Aaronson, McCoy and Sheehy are members of the Audit Committee.

(1) The information as to beneficial ownership as of October 31, 1999 is based on statements furnished to the Fund by the Directors and nominees. As controlling shareholders of the Investment Manager, Messrs. Freedman and Sherman share voting and investment power for 2,379,612 shares of the Fund owned by the EquitiLink International Management Limited, EquitiLink Limited and EquitiLink USA. With the exception of those 2,379,612 shares, which constitute approximately 13.84% of the outstanding shares of the Fund as of October 31, 1999, all shares listed in this table are owned with sole voting and investment power. In the aggregate, all of the shares in the table represent approximately 14.02% of the total shares outstanding as of October 31, 1999. Excluding the shares owned by Messrs. Freedman and Sherman, the Directors of the Fund, as a group, including Mr. Sacks (see Proposal 1(B)), own approximately 0.13% of the total shares outstanding as of October 31, 1999.

    In addition to Messrs. Sherman and Freedman, Mr. David Manor, Ms. Ouma Sananikone-Fletcher and Mr. Barry Sechos, as set forth below, serve as executive officers of the Fund. As of October 31, 1999, the executive officers of the Fund owned no shares of the Fund.

              Name and Principal                      Present Office                  Present Principal
               Business Address                       with the Fund                      Occupation
--------------------------------------------  ---------------------------  --------------------------------------
David Manor                                   Treasurer                       Managing Director, EquitiLink
 EquitiLink International Management Limited                                  International Management Limited
 P.O. Box 578
 St. Helier, Jersey
 Channel Islands JE4 5XB

Ouma Sananikone-Fletcher                      Assistant Vice President --     Chief Executive Officer, EquitiLink
 EquitiLink Australia Limited                 Chief Investment Officer        Australia Limited
 Level 3, 190 George Street
 Sydney, NSW 2000 Australia

Barry G. Sechos                               Assistant Treasurer             Director, EquitiLink Australia Limited
 EquitiLink Australia Limited
 Level 3, 190 George Street
 Sydney, NSW 2000 Australia

   Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

   The Board of Directors recommends that shareholders vote FOR the election of the Fund's five nominees to the Fund's Board of Directors.

PROPOSAL 1(B): ELECTION OF A CLASS I DIRECTOR

   In June 1999, the Board of Directors, including the Directors who are not interested persons of the Fund, appointed Peter D. Sacks as a Class I Director to fill a vacancy on the Board. If elected, Mr. Sacks will serve as a Class I Director for a term which expires at the Annual Meeting of Shareholders to be held in 2001 and until his successor is duly elected and qualified. He has indicated an intention to serve if elected and has consented to be named in this Proxy Statement.

   It is the intention of the persons named on the enclosed proxy card to vote in favor of the election of Mr. Sacks. The Board of Directors of the Fund knows of no reason why Mr. Sacks would be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Board of Directors may recommend.

   The following table sets forth certain biographical information concerning Mr. Sacks.

                                                                                             Shares
                                          Present Office with                             Beneficially
                                          the Fund, Principal                              Owned and
     Name and Address                        Occupation or                                 % of Total
   of Each Director or                         Employment                       Director   Outstanding
         Nominee                            and Directorships               Age  Since   on 10/31/99 (1)
 --------------------------  ---------------------------------------------- --- -------- ---------------
 Peter D. Sacks              Mr. Sacks' career has spanned 20 years in       54   1999         250
 33 Yonge Street, Suite 706   executive positions in treasury management
 Toronto, Ontario M5E 1G4     with CIBC, Chase Manhattan Bank and
 Canada                       Midland Bank. He is currently president
                              and director of Toron Capital Markets, Inc.,
                              a company which he established in 1988 to
                              design and manage customized hedging
                              solutions for institutional clients
                              with commodity risks and currency and
                              interest rate exposures.

                             Director, The First Australia Prime Income
                              Fund, Inc. (since 1993); Director, The
                              First Commonwealth Fund, Inc. (since
                              1992); Director, First Australia Prime
                              Income Investment Company Limited (since
                              December 1998); President, Toron Capital
                              Management Inc. (investment management)
                              (since 1997); President, Toron Capital Markets,
                              Inc. (currency and interest rate risk
                              advice and management) (since 1988);
                              President and Director, First Horizons
                              Holdings Limited (Canadian mutual fund
                              distributor).

   The Board of Directors recommends that holders of common stock vote FOR the election of the nominee to the Fund's Board of Directors

                     PROPOSAL 2: RATIFICATION OF SELECTION
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected
PricewaterhouseCoopers LLP ("PwC"), independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 2000. This appointment is subject to ratification or rejection by the shareholders of the Fund.

   Audit services performed by PwC during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by the firm related to the preparation and filing of tax returns. During the Fund's fiscal year ended October 31, 1999, PwC also provided consulting services to the Fund. The Fund knows of no direct or indirect financial interest of PwC in the Fund.

   Representatives of PwC are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

   The Board of Directors recommends that shareholders vote FOR ratification of the selection of PwC as independent public accountants for the fiscal year ending October 31, 2000.

                          PROPOSAL 3: OTHER BUSINESS

   The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named on the enclosed proxy card to vote such proxies on such matters in accordance with their best judgment.

             FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

   Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, investment manager or adviser, affiliates of the investment manager or adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all such filings.

   Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1999, its Reporting Persons complied with all applicable filing requirements with the exceptions that one report on Form 4 for each of Messrs. Freedman and Sherman and EquitiLink Limited and EquitiLink USA, affiliates of the Fund's Investment Adviser and Investment Manager, respectively, which reports covered nine transactions, were not filed on a timely basis and a Form 3 for Mr. Sacks was not filed on a timely basis.

   Committees and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee, comprised of independent members of the Board only, that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating or compensation committee.

   During the Fund's fiscal year ended October 31, 1999, the Board of Directors held four regularly scheduled meetings and four special meetings, the Audit Committee held two meetings, the Contract Review Committee held one meeting, and a special committee of the Independent Directors held three meetings. Each of the Directors then in office (except Mr. Fraser) attended at least 75% of the aggregate number of meetings of the Board of Directors and all of the Committees of the Board on which he served.

   Officers of the Fund. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors, and, with the exception of Messrs. Bieber, Fortner, Manor and Sechos and Mesdames Bancroft and Sananikone-Fletcher, all of whom have served since the Fund was organized in 1985, are as follows:
Brian M. Sherman, President (age 56); Laurence S. Freedman, Vice President (age 56); David Manor (age 59), Treasurer; Ouma Sananikone-Fletcher (age 41), Assistant Vice President-Chief Investment Officer; Barry G. Sechos (age 38), Assistant Treasurer; Peter W. Fortner (age 41), Assistant Treasurer; Roy M. Randall (age 63), Secretary; Allan S. Mostoff (age 67), Assistant Secretary; Sander M. Bieber (age 49), Assistant Secretary; and Margaret A. Bancroft (age
61), Assistant Secretary.

   The respective principal occupations during the past five years of the Fund's officers are as follows: Messrs. Sherman and Freedman, shown above in the table of nominees and Directors under "Proposal 1(A): Election of Class III Directors"; David Manor, Director, EquitiLink International Management Limited; Executive Director, EquitiLink Australia Limited and EquitiLink Limited (1986-1998); Ouma Sananikone-Fletcher, Investment Director, EquitiLink Australia Limited (since 1994), Chief Executive Officer, EquitiLink Australia Limited (since 1997), Director, EquitiLink Holdings Limited (since 1998) and Executive Director, Banque Nationale de Paris (1986-1994); Barry G. Sechos, General Counsel, EquitiLink Australia Limited (since 1993), Director, EquitiLink Australia Limited (since 1994) and Director, EquitiLink Holdings Limited (since 1998); Peter W. Fortner, Director, Prudential Investments Fund Management LLC (since December 1996), Vice President, Prudential Securities Inc. (since 1992) and Vice President, Prudential Mutual Funds (1991-September
1996); Roy M. Randall, Partner of Stikeman, Elliott (Australian office of Canadian law firm) (since 1997) and Partner, Freehill Hollingdale & Page (1981-1996); Allan S. Mostoff, Sander M. Bieber and Margaret A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).

   Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 1, 1990 and an advisory agreement dated February 1, 1990.

   The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at 17 Bond Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is an indirect wholly owned subsidiary of EquitiLink Holdings Limited, an Australian corporation. The registered offices of the Investment Adviser and EquitiLink Holdings Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia.

   Messrs. Freedman and Sherman, both Directors of the Fund, serve as directors of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager. Messrs. Freedman and Sherman also serve as, respectively, Joint Managing Director, and Joint Managing Director and Chairman, of the Investment Adviser, and are the principal shareholders of EquitiLink Holdings Limited.

   Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1999. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Fund and Associated Funds Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                              Compensation Table
                          Fiscal Year Ended 10/31/99


                                            Pension or                Total
                                            Retirement            Compensation
                                             Benefits  Estimated  From Fund and
                                             Accrued     Annual    Associated
                                Aggregate   As Part of  Benefits      Funds
                               Compensation    Fund       Upon       Paid to
Name of Director                From Fund    Expenses  Retirement   Directors
----------------               ------------ ---------- ---------- -------------
Anthony E. Aaronson...........   $13,500       N/A        N/A        $33,250(2)
Sir Roden Cutler*.............    12,500       N/A        N/A         41,850(3)
David Lindsay Elsum...........    12,000       N/A        N/A         42,200(3)
Rt. Hon. Malcolm Fraser.......    12,000       N/A        N/A         40,550(3)
Laurence S. Freedman..........         0       N/A        N/A              0(3)
Michael R. Horsburgh..........    11,500       N/A        N/A         40,750(3)
Harry A. Jacobs, Jr...........         0       N/A        N/A              0(2)
Howard A. Knight..............    11,500       N/A        N/A         29,250(2)
Richard H. McCoy..............    32,500       N/A        N/A         32,500(1)
Neville J. Miles..............    31,500       N/A        N/A         49,250(2)
William J. Potter.............    32,000       N/A        N/A         64,250(3)
Peter D. Sacks................    11,500       N/A        N/A         43,250(3)
John T. Sheehy................    12,500       N/A        N/A         44,750(3)
Brian M. Sherman..............         0       N/A        N/A              0(3)

-------
*  Sir Roden Cutler retired from the Board of Directors effective December,
   1999.

                            ADDITIONAL INFORMATION

   Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. Innisfree M&A ("Innisfree") may be retained to assist in the solicitation of proxies. If retained, Innisfree will be paid approximately $8,500 by the Fund and the Fund will reimburse Innisfree for its related expenses.

   Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about December 30, 1999. As mentioned above, Innisfree may be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of Innisfree if the Fund has not yet received their vote. Authorization to permit Innisfree to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

   In all cases where a telephonic proxy is solicited, the Innisfree representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to Innisfree by the Fund, then the Innisfree representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Innisfree representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. Innisfree will record the shareholder's instructions on the card. Within 72 hours, Innisfree will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call Innisfree immediately if the shareholder's instructions are not correctly reflected in the confirmation.

   If a shareholder wishes to participate in the Meeting of shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

   Vote Required. The presence at any shareholders' meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

   Approval of the election of Class III Directors to the Board of Directors (Proposal 1(A)) and approval of the election of a Class I Director to the Board of Directors (Proposal 1(B)) will require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for these proposals.

   Ratification of the selection of independent accountants (Proposal 2) and approval to transact any other business as may properly come before the Meeting (Proposal 3) will require the affirmative vote of a majority of the votes validly cast at a meeting at which a quorum is present. Abstentions and broker non-votes will have no effect on the vote on these proposals since they are not considered votes cast.

   Beneficial Ownership. The only persons known by the Fund to be the beneficial owners of 5% or more of the Fund's shares are

        (1) Mira, L.P. and its General Partner, Zurich Capital Markets, Inc., each located at One Chase Manhattan Plaza, 42nd Floor, New York, NY 10005, which on December 7, 1999 filed a Schedule 13D indicating that as of such date Mira was the beneficial owner of 2,714,500 shares of the Fund, representing approximately 15.8% of the total shares outstanding on that date; and

       (2) EquitiLink International Management Limited, EquitiLink Limited, EquitiLink USA, Laurence Freedman and Brian Sherman, which as a group on December 9, 1999 filed a Schedule 13D indicating that as of such date they were the beneficial owners of an aggregate of 2,579,962 shares of the Fund, representing approximately 15.008% of the total outstanding shares on that date. Messrs. Freedman and Sherman each own 4,000 (0.023%) shares individually with sole voting and dispositive power for all such shares. Messrs. Freedman and Sherman each share voting and dispositive power with each of EquitiLink International Management Limited, EquitiLink Limited and EquitiLink USA with respect to 48,885 (0.284%), 898,450 (5.227%) and 1,624,627 (9.451%) shares, respectively.

   Shareholder Proposals. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 2001 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by August 25, 2000.

   Shareholders wishing to present proposals at the Annual Meeting of Shareholders of the Fund to be held in 2001 which they do not wish to be included in the Fund's proxy materials should send written notice to the Secretary of the Fund of such proposals no sooner than November 22, 2000 and no later than December 22, 2000 in the form prescribed in the Fund's By-Laws.

                                         By Order of the Board of Directors,

                                         Roy M. Randall, Secretary
Gateway Center 3
100 Mulberry Street
Newark, New Jersey 07102
December 23, 1999

PROXY                   THE FIRST AUSTRALIA FUND, INC.                  PROXY


           THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                Annual Meeting of Shareholders - March 22, 2000


The undersigned hereby appoints Laurence S. Freedman, William J. Potter, and Brian M. Sherman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Australia Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Fund, Inc. to be held at One Seaport Plaza, New York, New York on March 22, 2000 at 1:00 p.m. (Eastern time) and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxies to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

--------------------------------------------------------------------------------
         PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
                            THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                             DO YOU HAVE ANY COMMENTS?

-------------------------                             -------------------------
-------------------------                             -------------------------
-------------------------                             -------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

The proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted FOR Items 1a, 1b and 2.

-------------------------------------------          1a. To elect five Directors to serve as Class III
       THE FIRST AUSTRALIA FUND, INC.                    Directors for a three-year term:
-------------------------------------------                                                      For All    With-    For All
                                                                 (01) David Lindsay Elsum        Nominees   hold     Except
                                                                 (02) Laurence S. Freedman         [  ]     [  ]      [  ]
                                                                 (03) Michael R. Horsburgh
                                                                 (04) William J. Potter
                                                                 (05) Peter J. O'Connell

Mark box at right if address change or comment           NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE,
has been noted on the reverse side of this card. [ ]     MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S)
                                                         OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING
CONTROL NUMBER:                                          NOMINEE(S).
                                                                                                            With-
                                                     1b. To elect one Director to serve as          For     hold
                                                         Class I Director for a term to            [  ]     [  ]
                                                         expire in 2001:
                                                                 (06) Peter D. Sacks

                                                                                                    For    Against  Abstain
                                                     2. To ratify the selection of                 [  ]     [  ]      [  ]
                                                        PricewaterhouseCoopers LLP as
                                                        independent public accountants of
                                                        the Fund for the fiscal year ending
                                                        October 31, 2000.

                                                     3. In their discretion on any other business which may properly come before the meeting or any adjournment or postponement thereof.

Please be sure to sign and date this Voting Instruction Card.    [Date           ]
---------------------------------------------------------------------------------


--------Shareholder sign here-----------------------------Co-owner sign here-----   RECORD DATE SHARES: